Investor Deck August ‘18 Exhibit 99.1

Forward-Looking Statements: Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s estimated growth, expected results and financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures: In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), the Company has presented EBITDA for 2016-2018 and for 2014-2015, adjusted net income and adjusted EBITDA. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA as further adjusted to exclude store closure and exit costs, gains and losses from disposal of assets, expenses incurred by the Company in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings (“Public Offering Expenses”) and the loss on extinguishment of debt (collectively, the “Adjustments”). The Company defines adjusted net income as net income excluding the Adjustments and the related tax impact of those Adjustments. For fiscal years 2016, 2017 and 2018 to date, such further Adjustments to net income and EBITDA were immaterial; thus only net income and EBITDA are presented. The Company also provides information regarding Return on Invested Capital (“ROIC”) as additional information about its operating results for 2014-2018. ROIC is a non-GAAP financial measure used by management to evaluate the Company’s investment returns on capital and provides a meaningful measure of the effectiveness of its capital allocation over time. The Company defines ROIC as net operating profit after tax (“NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. In addition, the Company presents diluted earnings per share for fiscal year 2017 excluding the one-time benefit of the legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to the Company’s results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company and as a component of incentive compensation. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Please see the Appendix to this presentation for a reconciliation of these non-GAAP measures to the comparable GAAP measures.

Overview of Sprouts

Full grocery store rooted in fresh, natural and organic foods at value prices Broad consumer appeal One of the largest and fastest growing natural and organic retailers with significant white space Industry leading results and strong new store economics Sprouts is an Everyday Healthy Grocery Store, Well Positioned to Meet the Needs of Today’s Consumer ’13 – ’17 CAGR: 18% ($ in mm) Net Sales

Focused Strategic Priorities are Driving Top Line Performance and Improved Operational Efficiencies SALES GROWTH DRIVEN BY INNOVATION BUILDING FOR GROWTH THE SPROUTS BRAND Continue to grow Private Label rooted in health, taste, innovation and value Expanding deli offering Further improvement in Meat/Seafood as a traffic driver Unit growth expansion in both existing and new markets Implementing systems to improve operational effectiveness for scale and gain costs efficiencies Enhancing promotional effectiveness through data analytics Investing in team member wages, training, and benefits Plan to offer home delivery in all our major markets Accelerating customer engagement through a digital transformation of our website and app Expand awareness in new markets

A Grocery Shopping Experience that Makes Healthy Living Easy & Affordable Health Value Selection Engagement SELECTION VALUE KNOWLEDGEABLE SERVICE & ENGAGEMENT HEALTH

Produce surrounded by a complete grocery offering Promote value everyday Differentiated assortment of high-quality, healthy foods: Do not carry most national- branded CPG items Fresh, natural and organic offering High standard Private Label rooted in quality and taste Farmers market-inspired open store layout with low profile displays Convenient, small-box: 30k sq. ft. Friendly, engaged customer service, easy to shop environment Sprouts – A Healthy Grocery Store that Flips the Conventional Model

Sprouts’ footprint and near-term expansion covers high growth areas Demographics allows for deep penetration in markets Model works well in densely populated, urban areas as well as smaller metropolitan markets Successful in “natural / lifestyle” markets and more “traditional” markets Balanced unit growth with 60% - 70% coming from existing markets Will open approximately 30 stores per year for the near term Years of New Store Growth Existing Markets – 305 stores NM TX CO UT AZ NV CA 10 43 38 9 112 10 5 32 OK KS MO TN NC 5 3 6 17 4 AL GA FL 5 3 Near Term Expansion Markets 2 MD SC 1

Reaching A Broad Base of Consumers Through Traditional & Digital Mediums BROAD CUSTOMER DEMOGRAPHICS Middle income and higher Medium to above-average education Boomers, Gen-X and rising Millennial demographics Diverse ethnic backgrounds Value conscious BRAND AWARENESS & REACH Reaching 2.4 million unique digital subscribers Launched new app and website in January 2018 Expanded home delivery in all major western markets with more expansion later this year Distribute approx. 18.5 million circulars each week Increasing community grass-root efforts and influencer engagement to drive traffic

Follows a specific diet because they need to (medical reasons) or they want to (weight management / ingredient avoidance) Sprouts’ Value Proposition Attracts a Customer Base that is Much Broader than that of Traditional Health Food or Specialty Stores Source: Company consumer insight study DIET FOLLOWER Does not follow a strict or specific diet, but health / wellness is important to them and a primary consideration when grocery shopping HEALTH ENTHUSIAST Actively tries to improve their food choices. They have a strong desire to learn more about both healthy living and eating HEALTH CURIOUS Appreciates the small-box nature of the store and may make shopping decisions based on how close a store is to their home or office CONVENIENCE-FOCUSED Are always looking for the best deals and actively price shopping VALUE-FOCUSED Who is the typical Sprouts shopper?

2017 Sustainability & Social Responsibility

SUSTAINABLE SOURCING

We maintain purchasing preferences for suppliers who employ sustainable sourcing, fair treatment of people and animal welfare standards

90% of Sprouts' fresh and frozen seafood is sourced from responsibly managed fisheries

Over 70% of our Sprouts Brand packaged food products are non-GMO verified or certified organic

ZERO WASTE

Committed to Zero Waste by 2020, a 90% waste diversion rate per EPA

Diverted 155 million pounds of food and other recyclables

55% landfill diversion rate achieved

23 million pounds of food donated, equivalent to19 million meals for our communities

30 million pounds of food waste sent to local cattle farms and compost facilities

ENERGY & CARBON REDUCTION

Received the EPA's Store Certification Excellence Award for having 76 EPA GreenChill-certified stores

Piloting battery storage systems in stores to reduce on-peak utility energy demand

Implemented an in-store energy reduction program utilizing features designed to conserve resources such as night curtains, natural light harvesting and LED lighting

HEALTHY COMMUNITIES

Sprouts Healthy Communities Foundation donated more than $5.1 million to health and wellness related causes since 2015

Supported 830 community events, reaching more than 2.75 million neighbors

Created more than 4,000 jobs

23% of our more than 27,000 team members were promoted in 2017

11

Business & Financial Performance

7-8% Natural and Organic Sector Growth1 Powerful Growth Business – Results Driven GROWTH RESULTS One of the Best White Space Opportunities in Retail Healthy Unit Growth Rate 1 SPINS LLC projections for natural and organic food and supplement sales growth through 2020 Compelling Store-Level Economics Double Digit Sales Growth Strong Free Cash Flow Generation Business Ongoing Share Repurchase Program

COMP STORE SALES GROWTH1 12% Q2 Sales Growth supported by consistent Strong New Store Productivity Q2 Comps – Impacted by Deflation Private Label, Product Innovation and Non-Perishable departments Driving Sales Strategic Initiatives remain on track, continue to Bolster Sales Strong Business Fundamentals Continued Through Q2 2018 1 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Highlights:

ADJUSTED NET INCOME2 ADJUSTED EBITDA1 A History of Strong Earnings Growth ¹ See the Appendix to this presentation for a reconciliation of EBITDA and adjusted EBTIDA to net income. For 2016-2018, adjustments to EBITDA were immaterial; thus only EBITDA is presented. ² See the Appendix to this presentation for a reconciliation of adjusted net income to net income. For 2016 - 2018, adjustments to net income were immaterial; thus, only net income is presented. 3 2015 is presented on a 52-week basis. 4 Diluted earnings per share for 2017 excludes the one-time benefit of the legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). See the Appendix to this presentation for a reconciliation of diluted EPS to diluted EPS excluding the one-time benefit of the Tax Act. ($ in mm) ($ in mm) Adjusted EBITDA Margin ’14 – ’17 CAGR: 7% ’14 – ’17 CAGR: 8% Diluted EPS Diluted EPS Growth (3) (3) 8.9% 8.4% 7.3% $0.72 $0.84 $0.83 50% 17% -1% 6.9% $1.01 22% (4) 7.9% 7.5% $0.62 13% $0.82 32%

Store Count Plan to Open Approximately 30 Stores Per Year Double Digit Unit Growth 1 As of August 2, 2018

Net cash provided by operations Solid Cash Flow Generation ($ in mm)

Cap ex spend Cap Ex Focused on Unit Growth, Sales Initiatives & Infrastructure ($ in mm) Note: Cap Ex is net of landlord reimbursements

Compelling New Store Economics Average square foot store size Net Cash Investment1 First Year Sales Initial Sales Growth over 3 to 4 years ¹ Includes store build-out (net of contributions from landlords), inventory (net of payables), new store development cost and cash pre-opening expenses. 30K $3.4M $12M - $14M 20% - 30% Pre-Tax Cash-on-Cash Returns of 35% to 40% within 3 to 4 years

ROIC (1) Strong Return on Invested Capital (ROIC) ¹ ROIC is a non-GAAP measure that we define as net operating profit after taxes divided by average invested capital. ROIC excluding effect of capitalized leases adds back the capitalized operating lease interest to NOPAT and is calculated by the hypothetical capitalization of our operating leases, using eight times our trailing twelve months rent expense and an interest rate factor of seven percent. See the Appendix to this presentation for a reconciliation of ROIC to net income. 2 Excluding one time benefit of the Tax Act 12.7% 12.3% 14.2%

Share repurchases Utilize strong free cash flow to self fund unit growth and achieve strategic objectives Maintain Net Debt/EBITDA in the range of 1.4x to 1.7x Preserve financial flexibility for opportunistic growth prospects $458 million drawn as of 7/1/2018 on $700 million credit facility Mitigate rising rates Implemented 5 year floating to fixed swap for $250 million, or 55% of our outstanding debt Financial Priorities – Capital Structure ($ in mm) * As of August 1, 2018 Ongoing share repurchase program Repurchased 32 million shares from Sept. 2015 to August 1, 2018 (reducing shares outstanding 21%) $285M remaining on our share repurchase authorization*

Why Sprouts is a Compelling Investment Authentic Fresh, Natural & Organic Food Offering at Great Value Fastest Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds Significant New Store Growth Opportunity Supported by Broad Demographic Appeal Compelling Business Model with Strong Cash Generation & Ongoing Share Repurchase Program Driving Shareholder Value Passionate Team with a Customer-Focused Culture Strong Management Team with a Diverse Retail Background

Appendix: Supplemental Materials

Management Team with Grocery & Retail Experience Amin Maredia Jim Nielsen Brad Lukow Dan Sanders Brandon Lombardi Ted Frumkin Shawn Gensch Dan Bruni Chief Executive Officer 7 Years with Sprouts President & Chief Operating Officer 7 Years with Sprouts Chief Financial Officer 2 Years with Sprouts Chief Operations Officer 3 Years with Sprouts Chief Human Resources & Legal Officer 6 Years with Sprouts Chief Development Officer 6 Years with Sprouts Chief Marketing Officer 2 Years with Sprouts Chief Information Officer 3 Years with Sprouts Dave McGlinchey Chief Merchandising Officer 1 Year with Sprouts

Appendix SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBITDA to net income for the thirteen and twenty-six weeks ended July 1, 2018 and July 2, 2017, and for the fiscal years ended December 31, 2017 and January 1, 2017, as well as a reconciliation of net income and diluted earnings per share to net income and diluted earnings per share excluding the impact of the Tax Act for the fiscal year ended December 31, 2017: 1 The Tax Act was enacted on December 22, 2017 and lowers U.S. corporate income tax. The estimated fourth quarter 2017 impact of the Tax Act was a benefit to income tax expense of $18.7 million. The final impact of the Tax Act may differ from these estimates due to, among other things, changes in interpretations and assumptions made by Sprouts, additional guidance that may be issued by the U.S. Department of the Treasury, and actions that Sprouts may take. Thirteen Weeks Ended Twenty-six Weeks Ended Fifty-two Weeks Ended Fifty-two Weeks Ended July 1, 2018 July 2, 2017 July 1, 2018 July 2, 2017 December 31, 2017 January 1, 2017 Net income $ 41,709 $ 40,968 $ 108,333 $ 87,255 $ 158,440 $ 124,306 Income tax provision 13,565 17,534 20,764 39,115 47,078 74,286 Interest expense, net 6,540 5,100 12,604 9,838 21,176 14,791 Earnings before interest and taxes (EBIT) 61,814 63,602 141,701 136,208 226,694 213,383 Depreciation, amortization and accretion 27,087 23,595   53,976 46,236 96,987 80,723 Earnings before interest, taxes, depreciation and amortization (EBITDA) $ 88,901 $ 87,197 $ 195,677 $ 182,444 $ 323,681 $ 294,106 Net Income $ 41,709 $ 40,968 $ 108,333 $ 87,255 $ 158,440 $ 124,306 Plus: One Time Benefit of the Tax Act (1)         (18,692)   Net income excluding One Time Benefit of the Tax Act $ 41,709 $ 40,968 $ 108,333 $ 87,255 $ 139,748 $ 124,306 Diluted earnings per share excluding One Time Benefit of the Tax Act $ 0.32 $ 0.29 $ 0.82 $ 0.62 $ 1.01 $ 0.83 Diluted Weighted Average Shares Outstanding 130,012 139,493 131,949 139,847 137,884 149,653

Appendix The following table shows a reconciliation of adjusted net income and adjusted EBITDA to net income for the Company’s 2014 and 2015 fiscal years: Note: Footnotes on the following page. SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS)

Appendix - Footnotes (a)Store closure and exit costs represents reserves established for closed stores and facilities, adjustments to those reserves for changes in expectations for sublease or actual subleases or settlements with landlords. Ongoing expenses related with the closed facilities are also included. The company excludes store closure and exit costs from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. (b)Loss on disposal of assets represents the losses recorded in connection with the disposal of property and equipment. The company excludes gains and losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. (c)Secondary offering expenses including employment taxes on options exercises represents expenses the company incurred in its secondary public offerings and employment taxes paid by the company in connection with options exercised in those offerings. The company has excluded these items from its adjusted EBITDA and adjusted net income because management believes they do not directly reflect the ongoing performance of its store operations. (d)Loss on extinguishment of debt for the fifty-three weeks ended January 3, 2016 represents expenses the company recorded in connection with its April 2015 refinancing including write-off of deferred financing costs and original issue discounts associated with the former credit agreement. For the fifty-two weeks ended December 28, 2014, loss on extinguishment of debt represents the write-off of deferred financing costs and original issue discounts related to unscheduled repayment of debt. The company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations. (e)Adjusted and adjusted income tax provision for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (d) above based on statutory tax rates for the periods presented. The company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

Appendix

The following table shows a reconciliation of ROIC to net income for the Company's 2014, 2015, 2016 and 2017 fiscal years and for rolling four quarters ended July 1, 2018:

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES
NON-GAAP MEASURE RECONCILIATION
(UNAUDITED)
(IN THOUSANDS)

	July 1,2018	2017	2016	2015 [1]	2014
Net income	$ 179,517	$ 158,440	$ 124,306	$ 128,991	$ 107,692
Income Tax Adjustment for Tax Act [2]	(18,693)	(18,693)	-	-	-
Interest expense, net of tax [3]	18,494	14,373	9,876	11,296	16,364
Net operating profit after tax (NOPAT)	$ 179,318	$ 154,120	$ 134,182	$ 140,287	$ 124,056
Total rent expense, net of tax [3]	99,246	82,285	65,886	55,250	45,386
Estimated depreciation on capitalized operating leases, net of tax [3]	(43,668)	(36,205)	(28,990)	(24,310)	(19,970)
Estimated interest on capitalized operating leases, net of tax [3] [4]	55,578	46,080	36,896	30,940	25,416
NOPAT, including effect of capitalized operating leases	$ 234,896	$ 200,200	$ 171,078	$ 171,227	$ 149,472
Average working capital	12,820	5,652	77,273	148,368	109,590
Average property and equipment	719,968	668,576	546,652	472,189	398,330
Average other assets	572,645	570,859	584,945	583,943	589,337
Average other liabilities	(180,038)	(158,193)	(121,724)	(103,714)	(73,761)
Average invested capital	$ 1,125,395	$ 1,086,894	$ 1,087,146	$ 1,100,786	$ 1,023,496
Average estimated asset base of capitalized operating leases	1,028,071	968,201	838,200	704,802	582,916
Average invested capital, including the effect of capitalized operating leases	$ 2,153,466	$ 2,055,095	$ 1,925,346	$ 1,805,588	$ 1,606,412
ROIC	15.9%	14.2%	12.3%	12.7%	12.1%
ROIC, including the effect of capitalized operating leases	10.9%	9.7%	8.9%	9.5%	9.3%

(1) Fiscal 2015 includes 53 weeks.
(2) $18.7M credit due to Tax Cuts and Jobs Act
(3) Net of tax amounts are calculated using the effective tax rate for the periods presented.
(4) Interest on capitalized leases is calculated as the trailing four quarters' rest expense multiplied by eight and by a seven percent interest rate factor. As numerous methods exist for calculating ROIC, our method may differ from methods used by other companies to calculate their ROIC.

28